November 2, 2012
3Q 2012
Earnings Conference Call
 Exhibit 99.1

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position.
These statements can be identified by the use of forward-looking terminology such as
“believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:
❑ Increasing competition in the communications industry; and
❑ A complex and uncertain regulatory environment.
A further list and description of these risks, uncertainties and other factors can be found in the
Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

President and CEO

Recent Events
■ SoftBank to Acquire 70% Stake in Sprint
 ▪ Shentel affiliate agreement survives Sprint change in control
 ▪ Affiliate agreement initial term to 2024
■ Annual Dividend
 ▪ Declared a cash dividend of $0.33 per share
 ▪ Payable November 30, 2012
 ▪ 53rd consecutive year of annual dividends
 ▪ Total payout to shareholders will be approximately $7.9 million

2012 Financial Highlights
Net Income
($ millions)
Net Income from Continuing Operations
($ millions)
❑ Depreciation
 Up $3.0 million from 3Q 2011
❑ PCS Equipment Trade-in
 3Q 2011 gain of $1.4 million
❑ Unamortized Loan Costs
 3Q 2012 write-off $0.8 million of costs
 remaining from 2010 loan
❑ Income Taxes
 3Q 2012 effective tax rate of 59% due to
 one-time adjustment of 2011 tax expense
 estimates
❑ Major Storm Repairs
 3Q 2012 repair costs of $0.5 million
❑ Revenue Growth - 16% increase
 over 3Q 2011 to $72.9 million

234.8
67.0
243.5
98.3
248.6
107.1
258.9
122.5
12/31/2010
9/30/2011
12/31/2011
9/30/2012
Postpaid
Prepaid

SHENTEL

Wireless Highlights
PCS Customers (000s)
❑ Steady Postpaid growth
 Postpaid customers up 6.3% in
 the last year
❑ Rapid Prepaid Growth Q3’12
 net additions of 5,384; 122k
 prepaid subs at 9/30
❑ Prepaid Churn improves
 Q3’12 churn of 3.73%
 compared to 4.43% for Q3’11

Cable Highlights
■ RGU Growth
 ■ Year-over-year RGU growth of 2.7% at 9/30/2012
 ■ 139,399 RGUs at 9/30/2012
■ Cable Upgrades
 ■ Started the final planned upgrade to markets acquired in
 mid-2010.
 ■ End of 2012 completion target now delayed due to weather

VP of Finance and CFO

Restructured Credit Facility
▪ Term loan of $232 million fully drawn
▪ Incremental proceeds of $60 million used primarily to fund 4G
▪ $120.75 million unamortized due at maturity on 9/30/2019
▪ The $230 million variable portion bears LIBOR + 2.75% interest
▪ 75% of the variable portion hedged at 3.88%
▪ Most of the remainder covered by existing swap at 4% fixed
▪ $50 million undrawn revolver
▪ $100 million undrawn accordion
▪ Covenants revised based on 4G expectations

For the Quarter Ended:		
	9/30/11	9/30/12	Change
Operating Income	9,170	5,407	(3,763)
Depreciation and Amortization	13,774	16,794	3,020
OIBDA	**22,944**	**22,201**	**(743)**
Plus (gain) loss on asset sales	(1,146)	56	1202
Share Based Compensation	433	379	(54)
Adjusted OIBDA	**22,231**	**22,636**	**405**

SHENTEL

Profitability
Adjusted OIBDA ($ thousands)

(in thousands)	Wireless Q3'11	Wireless Q3'12	Cable Q3'11	Cable Q3'12	Wireline Q3'11	Wireline Q3'12
Operating Income	$ 12.9	$ 8.2	$ (6.4)	$ (5.6)	$ 3.5	$ 3.5
Depreciation and Amortization	5.9	8.7	5.7	5.9	2.2	2.2
OIBDA	**18.8**	**16.9**	**(0.7)**	**0.3**	**5.7**	**5.7**
Less (gain) loss on asset sales	(1.3)	-	-	-	0.1	-
Share Based Compensation	0.1	0.1	0.1	0.2	0.1	0.1
Adjusted OIBDA	**$ 17.6**	**$ 17.0**	**$(0.6)**	**$0.5**	**$ 5.9**	**$ 5.8**

SHENTEL

Adjusted OIBDA by Segment ($millions)

7.0
5.0
3.0
1.0
(1.0)
(3.0)
(5.0)
5.0
2.1
(0.7)
(1.1)
(2.5)
(3.4)
Postpaid Revenue
Prepaid Revenue
Other
Network Operating Costs
Postpaid Acquisition
Prepaid Acquisition

SHENTEL

Wireless Segment - Change in Adjusted OIBDA
Q3’12 vs. Q3’11 ($ millions)

0.9
0.4
(0.1)
(0.6)
0.8
0.7
0.3
(0.2)
(0.2)
(0.4)
High Speed Data Revenues
Video Revenues
Voice Revenues
Customer Acquisition & Marketing
Other
Customer Service

SHENTEL

Cable Segment - Change in Adjusted OIBDA
Q3’12 vs. Q3’11 ($ millions)

EVP and COO

234.8
243.5
248.6
258.9
12/31/2010
9/30/2011
12/31/2011
9/30/2012

SHENTEL

Key Operational Results - Wireless
PCS Postpaid Customers (000s)

16,126
18,427
Q3'11
Q3'12

2,686
3,842
Q3'11
Q3'12

SHENTEL

Key Operational Results - Wireless
Gross Additions - Postpaid
Net Additions - Postpaid
■ Net adds of 3,842 in Q3 2012
 versus 2,686 in Q3 2011
■ Q3 2012 churn of 1.89% up
 from 1.85% in Q3 2011
■ Shentel-controlled channels
 produced 47% of gross adds in
 Q3 2012 and 50% in Q3 2011

Voice
Data
$57.46
$26.00
$31.46
Q3'11
$61.58
$29.35
$32.23
Q3'12

SHENTEL

Key Operational Results - PCS
Gross Billed Revenue per Postpaid User - Data & Voice 1

Total Up 14%
41.8
47.5
7.4
1.7
4.3
28.4
8.4
1.7
3.9
33.5
Net Up 18%
Q3'11
Q3'12
Management & Service Fees
Bad Debt
Discounts and Credits
Net Revenue

SHENTEL

PCS Revenues
Gross Billed Revenues - Postpaid ($ millions)

Postpaid PCS Customers Top Picks Q3 2012

- Top Service Plans – 67% of Gross Adds
  - Everything Data 1500 – 48%
  - Everything Data 450 – 15%
  - Business Essentials– 4%

- Top Devices – New Activations – All Channels

iPhone	21%
Kyocera DuraXT	10%
LG Optimus Elite	9%

- Smartphones made up 61% of the Postpaid base in Q3 2012, up from 53% in Q4 2011 and 48% in Q3 2011

SHENTEL

20

iPhone Statistics - Q3’12
■ 21% of Q3 Gross Adds
■ 41% of iPhones were sold or upgraded in Shentel-
 controlled channels
■ 13.2% of 9/30/2012 Postpaid customers had the
 iPhone, up from 9.8% at 6/30/12
 ■ 58% iPhone 4S
 ■ 39% iPhone 4
 ■  3% iPhone 5

Net Additions
Gross Additions
22.9
19.5
20.7
19.4
15.0
18.8
11.0
6.9
8.8
7.3
2.7
5.4
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12

91.3
98.3
107.1
114.4
117.1
122.5
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12

SHENTEL

PCS Prepaid Statistics
Gross Additions (000s)
Cumulative Customers (000s)

4.6%
4.4%
3.9%
3.7%
3.6%
3.7%
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12

$21.72
$22.31
$22.33
$23.16
$23.40
$24.05
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12

SHENTEL

PCS Prepaid Statistics
Churn %
Average Gross Billed Revenue

150,000
120,000
90,000
60,000
30,000
-
131,010
135,755
137,238
139,599
137,025
139,399
89,536
91,262
90,336
90,125
87,269
87,163
7,794
8,842
9,881
10,618
11,133
11,849
33,680
35,651
37,021
38,856
38,623
40,387
2Q11
3Q11
4Q11
1Q12
2Q12
Q312
Video
Voice
High Speed Internet

	2Q11	3Q11	4Q11	1Q12	2Q12	Q312
Customers	73,921	75,131	75,348	76,130	74,726	75,386
RGU's/Customer	1.77	1.81	1.82	1.83	1.83	1.85

SHENTEL

Cable - RGU Growth by Quarter

$39.04
$43.06
Q3'11
Q3'12

$69.68
$78.32
Q3'11
Q3'12

SHENTEL

Cable Statistics
Average Monthly Revenue per RGU
Average Monthly Revenue per Customer*
*Average monthly revenue per video subscriber was $78.71 and $94.92 for Q3 2011 and Q3 2012, respectively.

9/30/2011	9/30/2012
Homes Passed	**181,351**	**183,375**
Basic Video		
Revenue generating units	66,179	62,526
Penetration	36.5%	34.1%
Digital video revenue generating units	25,083	24,637
Digital video penetration	37.9%	39.4%
High-speed Internet		
Available Homes	155,120	157,338
Revenue generating units	35,651	40,387
Penetration	23.0%	25.7%
Voice		
Available Homes	142,236	150,944
Revenue generating units	8,842	11,849
Penetration	6.2%	7.8%
Total Revenue Generating Units	**135,755**	**139,399**

SHENTEL

Key Operational Results - Cable
Note: Video homes passed includes 16K homes located in Shenandoah County, VA, where internet and voice services are provided by the Wireline segment.

23.7
23.3
23.1
22.5
Q4'10
Q3'11
Q4'11
Q3'12

11.9
12.2
12.4
12.6
Q4'10
Q3'11
Q4'11
Q3'12

SHENTEL

Key Operational Results - Wireline
■ Access line loss of 3.4%
 in past 12 months
■ Broadband penetration in
 LEC area at 56%
■ 2.5% growth in DSL
 customers since
 09/30/2011. Total
 connections at 9/30/12 of
 35.1 thousand
Access lines (000s)
DSL Customers (000s)

Wireless
Wireline
Cable
55.9
4.5
27.4
11.2
12.8
74.6
3.5
36.4
10.2
24.5
138.4
7.0
34.2
15.3
81.9
117.0
5.1
24.1
12.0
75.8
2010 Actual
2011 Actual
2012 Budget
2012 Revised Estimate

SHENTEL

Investing in the Future
■ Last Cable upgrade of 10,000
 homes passed is underway
 and expected to be complete
 in 2013.
■ Network Vision now expected
 at $55M in 2012 and $60M in
 2013.
Capex Spending ($ millions)

Q&A

Appendix

Dollars in thousands (except subscribers and revenue per subscriber)

Gross billed revenue	3Q 2011	3Q 2012
Wireless segment total operating revenues	$ 38,489	$ 45,661
Equipment revenue	(1,107)	(1,436)
Tower Lease Revenue	(2,302)	(2,286)
Prepaid Net Service Revenues	(5,963)	(8,065)
Other revenue	(677)	(422)
Wireless service revenue – postpaid	28,440	33,452
Discounts and Credits	4,279	3,863
Write-offs	1,672	1,702
Management fee	2,946	3,381
Service fee	4,419	5,071
Gross billed revenue – postpaid	$ 41,756	$ 47,469
Average postpaid subscribers	242,234	256,965
Billed revenue per postpaid subscriber	$57.46	$61.58

SHENTEL

Non-GAAP Financial Measure -
Billed Revenue per Postpaid Subscriber